P93000082736

(Requestor's Name)

(Address)

(Address)

(City/State/Zip/Phone #)

☐ PICK-UP ☐ WAIT ☐ MAIL

(Business Entity Name)

(Document Number)

Certified Copies ______ Certificates of Status ______

Special Instructions to Filing Officer

Office Use Only

500338285705

FILED
20 FEB -6 PM 1:05

FEB - 7 2020

Sunshine State Corporate Compliance Company

3458 Lakeshore Drive, Tallahassee, Florida 32312
(850) 656-4724

DATE 2/6/2020

****WALK IN****

ENTITY NAME IMMUNE THERAPEUTICS, INC.

DOCUMENT NUMBER

PLEASE FILE THE ATTACHED AND RETURN

XXXX Plain Copy
Certified Copy
Certificate of Status

PLEASE OBTAIN THE FOLLOWING FOR THE ABOVE ENTITY

Certified Copy of Arts & Amendments
Certificate of Good Standing

APOSTILLE' / NOTARIAL CERTIFICATION

COUNTRY OF DESTINATION

NUMBER OF CERTIFICATES REQUESTED

TOTAL OWED 70.00

ACCOUNT #: I20160000072

Please call Tina at the above number for any issues or concerns. **Thank you** so much!

Articles of Amendment
to
Articles of Incorporation
of

Immune Therapeutics, Inc.

(Name of Corporation as currently filed with the Florida Dept. of State)

P93000082736

(Document Number of Corporation (if known))

Pursuant to the provisions of section 607.1006, Florida Statutes, this *Florida Profit Corporation* adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

______________________________ *The new name must be distinguishable and contain the word "corporation," "company," or "incorporated" or the abbreviation "Corp.," "Inc.," or Co.," or the designation "Corp," "Inc," or "Co". A professional corporation name must contain the word "chartered," "professional association," or the abbreviation "P.A."*

B. Enter new principal office address, if applicable:
(Principal office address MUST BE A STREET ADDRESS)

C. Enter new mailing address, if applicable:
(Mailing address MAY BE A POST OFFICE BOX)

FILED
20 FEB -6 PM 1:05

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent Corporate Creation Network, Inc

801 US Highway 1
(Florida street address)

New Registered Office Address: North Palm Beach *(City)*, Florida 33408 *(Zip Code)*

New Registered Agent's Signature, if changing Registered Agent:
I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

[signature] Carlos M Alvarez, Special Secretary
Signature of New Registered Agent, if changing

Check if applicable
__ The amendment(s) is/are being filed pursuant to s. 607.0120 (11) (e), F.S.

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V = Vice President; T = Treasurer, S = Secretary; D = Director; TR = Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change	PT	John Doe
X Remove	V	Mike Jones
X Add	SV	Sally Smith

Type of Action (Check One)	Title	Name	Address
1) ___ Change	______	______	______
___ Add			______
___ Remove			______
2) ___ Change	______	______	______
___ Add			______
___ Remove			______
3) ___ Change	______	______	______
___ Add			______
___ Remove			______
4) ___ Change	______	______	______
___ Add			______
___ Remove			______
5) ___ Change	______	______	______
___ Add			______
___ Remove			______
6) ___ Change	______	______	______
___ Add			______
___ Remove			______

FILED

20 FEB -6 PM 1:05

E. If amending or adding additional Articles, enter change(s) here:

Adding the following Article:

SIXTEENTH: To facilitate the restructuring of Immune Therapeutics Inc a Florida Corporation and potential acquisition or merger it was necessary to roll back the total outstanding shares of the Corporation. An immediate reverse split reducing the issued and outstanding stock by 1,000 to 1 was approved by the Board of Directors of Immune Therapeutics under Florida Business Corporation Act §607.10025 and a majority of the shareholders of the Company such that each existing share of common stock will be converted to 0.0001 shares.

FILED
20 FEB -6 PM 1:05
SECRETARY OF STATE
TALLAHASSEE, FLORIDA

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:
(if not applicable, indicate N/A)

NA

The date of each amendment(s) adoption: February 5, 2020 , if other than the date this document was signed.

Effective date if applicable: February 5, 2020

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document's effective date on the Department of State's records.

Adoption of Amendment(s) **(CHECK ONE)**

☐ The amendment(s) was/were adopted by the incorporators, or board of directors without shareholder action and shareholder action was not required.

☒ The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐ The amendment(s) was/were approved by the shareholders through voting groups. *The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):*

"The number of votes cast for the amendment(s) was/were sufficient for approval

by ________________________."

(voting group)

Dated February 5, 2020

Signature [signature]

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Michael K. Handley

(Typed or printed name of person signing)

Chief Executive Officer and Member of the Board

(Title of person signing)

FILED 20 FEB -6 PM 1:05 SECRETARY OF STATE TALLAHASSEE, FLORIDA

CORPORATE RESOLUTION OF THE BOARD OF DIRECTORS

OF

IMMUNE THERAPEUTICS, INC.

The undersigned, constituting all of the Directors of Immune Therapeutics, Inc. (the "Corporation"), a Florida C-Corporation, do hereby consent to the adoption of, and hereby approve and adopt, the following resolutions effective as of 04 February 2020.

WHERAS, on or about January 23, 2020 FINRA requested the File Stamped Articles or Amendment from the state of Florida detailing the name change and reverse;

WHEREAS, the Board of Directors of the Corporation deems it in the best interests of the company and shareholders to complete a 1000:1 reverse stock split as approved by the shareholders via a shareholder proxy on October 25, 2019

WHEREAS, the Board of Directors is aware that the total number of shares issued and will be reduced from 457,477,799 to 458,019 shares of public common stock;

NOW, THEREFORE, BE IT:

RESOLVED, that the Board authorizes Management of the Company to file the amended articles of incorporation with the state of Florida and notify the state of Florida that the 1000:1 reverse split has been approved and enacted;

RESOLVED, Management will notify FINRA that it has filed with the state of Florida all the requisite documents to enact a reverse split of 1000:1;

IN WITNESS WHEREOF, the undersigned, do hereby certify that we are members of the Board of Directors of the Corporation; that the aforementioned resolutions are duly adopted and ratified by the Board of Directors of the Corporation and held in accordance with its by-laws and the laws of the State of Florida; and that the same have not in any way been modified, repealed or rescinded and are in full force and effect.

FILED
20 FEB -6 PM 1:05

[Signatures are on the following page]

Dr. Roscoe M. Moore, Jr.

Dr. Roscoe M. Moore, Jr. (Feb 5, 2020)

Roscoe M. Moore Jr., DVM, Ph.D., D. Sc.

Chairman of the Board

Kevin J. Phelps (Feb 5, 2020)

Kevin Phelps, CPA

Member of the Board

Clifford C Selsky (Feb 5, 2020)

Clifford Selsky, M.D., Ph.D.

Member of the Board

Michael Sander (Feb 5, 2020)

Michael Sander,

Member of the Board

Michael K. Handley

Michael K. Handley (Feb 5, 2020)

Michael K. Handley,

Chief Executive Officer/ Member of the Board

FILED

20 FEB -6 PM 1:05

STATE

FLORIDA